UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE DEFR14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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American Church Mortgage Company

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This filing is to correct the proxy soliciting material previously filed with the commission on April 29, 2022.

AMERICAN CHURCH MORTGAGE COMPANY

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 28, 2022

AT 10:00 A.M.

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Church Mortgage Company, a Minnesota corporation, will be held at ACMC’s office at 10400 Yellow Circle Drive, Suite 120, Minnetonka, Minnesota, 55343, at 10:00 a.m., local time, on June 28, 2022.

This meeting is being held for the following purposes:

1.	To elect two (2) persons to serve as Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on May 9, 2022 will be entitled to notice of or to vote at the meeting or any adjournment thereof. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please return a completed proxy promptly.

By Order of the Board of Directors,

/s/ Philip J. Myers

Philip J. Myers, President and Secretary

Minnetonka, Minnesota

May 19, 2022

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,

PLEASE SIGN THE PROXY AND RETURN IT PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to Be Held on June 28, 2022.

The proxy materials, including the proxy statement and the 2021 Annual Report are available at the “Investors Relations” tab on our website at: www.church-loans.net.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing the proxy card.
Votes submitted electronically must be received by June 28, 2022 at 1:00 A.M., Central Time
Online Go to www.envisionreports.com/ACMC or scan the QR code — login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.
Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ACMC

AMERICAN CHURCH MORTGAGE COMPANY

10400 YELLOW CIRCLE DRIVE, STE. 102

MINNETONKA, MINNESOTA 55343

(952) 945-9455

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PROXY STATEMENT

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ANNUAL MEETING OF SHAREHOLDERS

JUNE 28, 2022

This proxy statement and the accompanying proxy card are being mailed, beginning on May 19, 2022, to owners of common shares of American Church Mortgage Company in connection with the solicitation of proxies by the Board of Directors for our 2022 Annual Meeting of Shareholders. This proxy procedure is necessary to permit all American Church Mortgage Company shareholders, many of whom are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

TABLE OF CONTENTS

GENERAL INFORMATION	2
PROPOSAL 1: ELECTION OF DIRECTORS	6
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND
CORPORATE GOVERNANCE	8
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR
INDEPENDENCE	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS	15
DIRECTOR COMPENSATION	15
PRINCIPAL ACCOUNTANT FEES AND SERVICES	16
SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING OF
SHAREHOLDERS	18
OTHER MATTERS	18
CORPORATE INFORMATION	19
EXHIBITS
ANNUAL REPORT ON FORM 10-K
PROXY

GENERAL INFORMATION

The questions and answers set forth below provide general information regarding this proxy statement and our Annual Meeting of Shareholders.

When are our annual report to shareholders and this proxy statement first being sent to shareholders?

This proxy statement is being sent to shareholders beginning on or about May 19, 2022. The Company’s 2021 Annual Report to Shareholders on Form 10-K accompanies this proxy statement.

What am I voting on?

1.	The election of two (2) Board members, each for a one-year term or until their successors are elected and qualified. The remaining board seat will remain vacant.

The Board of Directors recommends that you vote “FOR” each nominee.

Who is entitled to vote at the Annual Meeting and how many votes do they have?

Common shareholders of record at the close of business on May 9, 2022 may vote at the Annual Meeting. Each share has one vote. There were 1,676,598 common shares outstanding on May 9, 2022. For ten (10) days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during normal business hours at our offices. This list will also be available at the Annual Meeting.

How do I vote?

You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our shareholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our shareholders to enable them to vote. However, if you would like to attend in person and need directions to the Company’s offices where the Annual Meeting will be held, please contact our Treasurer and Chief Financial Officer, Scott J. Marquis at (952) 252-0909. You may also vote on-line or by telephone by calling toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

What is a proxy?

A proxy is a person you appoint to vote on your behalf. We are soliciting your appointment of proxies so that your common shares may be voted at the Annual Meeting as you direct without your attendance. If you complete and return the enclosed proxy card, your shares will be voted by your proxy as you instruct on your returned proxy card.

By completing and returning the proxy card, whom am I designating as my proxy?

You will be designating Philip J. Myers and Scott J. Marquis as your proxies. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on the proposals, your proxy will vote: “FOR” the election of Philip J. Myers and Michael G. Holmquist as Directors. We do not intend to bring any other matters for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.

How do I vote using my proxy card?

Other than attending the Annual Meeting and voting in person, you may vote by mail, online or by phone. To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. To vote online or by phone, see the instructions above. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. Please note that broker shares will not be voted on Proposal 1 – Election of Directors – without your direction.

How do I revoke my proxy?

You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Notifying our Secretary, Philip J. Myers, in writing at 10400 Yellow Circle Drive, Ste. 102, Minnetonka, Minnesota 55343, that you are revoking your proxy;
•	Executing a later-dated proxy card;
•	Voting again online or by phone before the applicable deadline; or
•	Attending and voting by ballot at the Annual Meeting.

Is my vote confidential?

Yes, only certain of our officers will have access to your vote.

Who will count the votes?

An officer of American Church Mortgage Company will act as the inspector of election and will count the votes.

What constitutes a quorum?

As of May 9, 2022, 1,676,598 of our common shares were issued and outstanding. The holders of one-third (1/3) of the shares outstanding and entitled to vote, represented either in person or by proxy, constitute a quorum for the transaction of business. If you sign and return your proxy card or vote online or by phone, you will be considered part of the quorum, even if you withhold your vote. If a quorum is not present at the Annual Meeting, the shareholders present in person or by proxy may adjourn the meeting to a date not more than 120 days after June 28, 2022, until a quorum is present.

How will my vote be counted?

With respect to the election of Directors, votes may be cast in favor of or withheld from one or all nominees. Votes that are withheld will not be included in the vote.

What percentage of the Company’s common shares do the Directors and executive officers own?

Our Board of Directors and executive officers beneficially owned 5.08% of our common shares as of May 4, 2021. (See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” for more details.)

Who is soliciting my proxy, how is it being solicited and who pays the cost?

American Church Mortgage Company is soliciting your proxy. The solicitation process is being conducted by mail and by the internet. However, proxies may also be solicited in person, by telephone or facsimile. Computershare Trust Company, Inc., our transfer agent, will be assisting us for a fee, plus reimbursement of out-of-pocket expenses. In 2021, we paid Computershare approximately $5,100, which included out-of-pocket expenses, for assisting us with our proxy solicitation. American Church Mortgage Company pays the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common shares.

Can I vote on-line over the Internet

We do now offer to shareholders on-line voting over the Internet. You may view and download the proxy materials, including the proxy statement and the Company’s Annual Report on Form 10-K from our website. The website to view and download this information is Go to www.envisionreports.com/ACMC. References to this website are not intended to and do not incorporate information found on the website into this proxy statement.

Do we have any significant shareholders?

We have no shareholders who beneficially owned more than 5.0% of our stock as of May 9, 2022.

When are shareholder proposals for the year 2023 shareholder meeting due?

Shareholder proposals to be presented at the 2023 Annual Meeting must be submitted in writing by December 26, 2022 to Philip J. Myers, President & Secretary, at 10400 Yellow Circle Drive, Ste. 102, Minnetonka, Minnesota 55343. You should submit any proposal by a method that permits you to prove the date of delivery to us. (See the discussion under the heading “Shareholder Proposals for the 2023 Annual Meeting of Shareholders” and “Election of Directors” for information regarding certain procedures with respect to shareholder proposals and nominations of Directors.)

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has fixed at two (2) the number of Directors to be elected at the Annual Meeting. The remaining board seat will remain vacant while the Company seeks a suitable additional independent board member. Unless otherwise indicated thereon, the proxy holders will vote “FOR” the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All nominees are members of the present Board. If any nominee is unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

The two (2) nominees who receive the highest number of votes will be elected as Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE BOARD NOMINEES LISTED BELOW.

Nominees

The following table sets forth certain information regarding the nominees.

Name	Age	Biographical Summary	Director Since

Philip J. Myers	66	Mr. Myers has been our Chairman, President and Secretary since April 2001. He has also served as President, Treasurer, majority shareholder and a director of our Advisor, Church Loan Advisors, Inc. since 1994, President, Secretary, and a director and officer of American Investors Group, Inc., a registered broker-dealer, since 1996, and of its parent company, Apostle Holdings Corp. since 2000. Mr. Myers has been an officer and owner of American Investors Group, Inc. American Investors Group, Inc. was engaged directly in church mortgage lending since 1989 and voluntarily withdrew its broker-dealer license of September 24, 2020. He earned his bachelor of arts degree in political science in 1977 from the State University of New York at Binghamton and his juris doctor degree from the State University of New York at Buffalo School of Law in 1980. From 1980 to 1982, Mr. Myers served as an attorney in the Division of Market Regulation of the U.S. Securities and Exchange Commission in Washington, D.C. and, from 1982 to 1984, as an attorney with the Division of Enforcement of the Securities and Exchange Commission in San Francisco. From August 1984 to January 1986, he was employed as an attorney with the San Francisco law firm of Wilson, Ryan and Compilongo where he specialized in corporate finance, securities and broker–dealer matters. From January 1986 to January 1989, Mr. Myers was Senior Vice President and General Counsel of Financial Planners Equity Corporation, a 400 broker securities dealer formerly located in Marin County, California. He became affiliated with American Investors Group, Inc. in 1989. He is an inactive member of the New York, California and Minnesota State Bar Associations. Mr. Myers holds General Securities Representative and General Securities Principal licenses with the Financial Industry Regulation Authority (FINRA). Mr. Myers’ 30+ years of experience in church lending combined with the practice of law in the securities, corporate and regulatory arenas and his experience as a CEO afford him a comprehensive and broad-based insight into managing the direction, opportunities and challenges of the Company. On January 7, 2022 Mr. Myers submitted and FINRA accepted a letter of acceptance, wavier and consent (AWC) No. 2020067759601for the purpose of settling an alleged violation of FINRA Rules 3220 and 2010.	2001

Michael G. Holmquist	72	Mr. Holmquist has served as an independent director of the Company since 2003. Mr. Holmquist is a Certified Public Accountant practicing from his office in Deephaven, Minnesota. Prior to entering the accounting field in 1977, he worked for two years as a public school teacher and served four years in the U.S. Coast Guard. He is a graduate of St. Olaf College. Mr. Holmquist was an original incorporator of American Investors Group and an employee of the firm from 1986-1989. Mr. Holmquist’s experience as a CPA and tax professional qualifies him to lead our Sarbanes-Oxley accounting compliance efforts as well as regularly evaluate our internal control and reporting procedures.	2003

The Company is seeking a qualified, additional Independent Director to fill the vacant board seat. No assurance can be provided that an additional, acceptable independent director will be identified and added to the Board of Directors in any particular timeframe.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND CORPORATE GOVERNANCE

Information regarding our current Directors is set forth above under the section titled “Nominees.”

How does the Board operate?

During 2021, the Board of Directors held four meetings. The attendance policy of the Board encourages and expects all Board members to attend all Board meetings. Last year, both Board members attended 100% of the meetings held. The Company encourages director attendance at the Annual Shareholder Meeting, but has no policy regarding attendance in light of the fact that very few shareholders attend the Annual Meeting in person. Our Directors are invited to, and frequently one or more of our Directors are in attendance at, the Annual Meeting. Mr. Myers attended the 2021 Annual Shareholder Meeting.

The Board has no separately-designated standing audit committee, compensation committee, nominating or executive committee. The Company’s entire Board performs the functions of an audit committee, but the Board has not designated an “audit committee financial expert.” The Company believes that Mr. Holmquist qualifies for such a designation, but does not believe the designation of a specific individual is necessary at this time since the Company is managed by its advisor, Church Loan Advisors, Inc. (the “Advisor”).

How are Executives and Directors compensated?

Since inception, the Company has not had any employees, and until the November 2009 appointment of Scott J. Marquis as Chief Financial Officer and Treasurer, the Company had only one executive officer, Philip J. Myers, who serves in several capacities (See Director Nominee table above).

Executive Officers

The following table sets forth certain information regarding the Company’s executive officers.

Name	Age	Position	Biographical Summary
Philip J. Myers	65	Chairman, President and Secretary	(See Director Nominee table above.)
Scott J. Marquis	63	Chief Financial Officer and Treasurer	Mr. Marquis, is our Chief Financial Officer and Treasurer. He was appointed to this position in November 2009 by our Board of Directors. He was employed full-time as Chief Financial and Operating Officer of American Investors Group, Inc., a registered broker-dealer, where he was employed since February 1987 until 2020. Prior to his employment with American Investors Group, Inc., Mr. Marquis was employed for approximately seven years with the Minneapolis-based broker dealer, Piper Jaffray Companies in various capacities within its operations department. Mr. Marquis attended the University of Minnesota in Minneapolis, Minnesota and served in the United States Coast Guard Reserve (Retired). Mr. Marquis is a licensed financial principal and registered representative of American Investors Group, Inc., holds his Series 7, 63 and 27 licenses from FINRA. Mr. Marquis’ knowledge of and experience in operating a public REIT allow him to provide valuable insights to the Board in its oversight of the Company’s operations as a REIT.

Neither of the Company’s officers receive any compensation for their services. The Company’s business is managed by the Advisor. The actions and decisions of the Company and the Advisor are governed by the Company’s Independent Director and pursuant to the Company’s Bylaws and the Advisory Agreement. Both of these documents substantially comply with the NASAA REIT Guidelines, which include substantive limitations on, among other things, conflicts of interest and related party transactions. As such, the Company has not adopted a Code of Ethics.

In addition, because the Company has no employees, and because neither Mr. Myers nor Mr. Marquis is compensated by the Company, there is no Company compensation committee. However, we currently pay independent directors $500 for each Board meeting attended ($400 for telephonic meetings), limited to $2,500 per year. We also reimburse Directors for travel expenses incurred in connection with their duties as our Directors; no reimbursements were paid in 2021. Please see “Director Compensation” on page 18. As a non-independent director, Philip J. Myers receives no compensation or reimbursements in connection with his service on our Board of Directors.

Qualifications of Candidates for Election to the Board

The Company’s Directors take a critical role in guiding the Company’s strategic direction and considering the composition of the Board. Since 1994, we have had very little turnover on the Board (one independent member resigned in 2003 and a new, independent member was added in July 2003; one other member resigned in May 2008. Two board members elected not run again in 2020). As such, the Company does not have a separate nominating committee. When Board candidates are considered, they are evaluated based upon their ability to qualify as independent Directors under Section 3.3 of the Company’s Bylaws and various other criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the Board of Directors of companies similar to the Company, concern for the long-term interests of the shareholders, financial literacy and personal integrity and judgment. To date, the Company has not taken specific diversity considerations (other than those specified) into account when nominating or considering Board candidates and has no policy in this regard. In addition, Director candidates must have time available to devote to Board activities. Accordingly, the Board seeks to attract and retain highly qualified Directors who have sufficient time to attend to their duties and responsibilities to the Company. See “Process for Identifying and Evaluating Candidates for Election to the Board” below for further discussion of how the Board operates in connection with nominations. The Company’s Bylaws are available on its website, www.church-loans.net, under the “Investor Relations” tab. References to our website are not intended to and do not incorporate information found on the website into this proxy statement.

Board Leadership Structure and Role in Risk Oversight

Mr. Myers has served as Chairman of the Company’s Board of Directors and President since April 2001. The Board of Directors believes it is important to select its Chairman and the Company’s President in the manner it considers to be in the best interests of the Company and its Shareholders at any given point in time. The Board of Directors believes that the most effective leadership structure for the Company is for Mr. Myers to serve as both the Company’s Chairman and President because a single position reduces the need to hire and compensate additional personnel. Moreover, the Board of Directors recognizes that, given Mr. Myers’ familiarity with the Company’s day-to-day operations and his long-standing experience with the Company, it is valuable to have him lead Board discussions. The Company does not have a lead independent director. Rather, the independent Director fulfills the role of reviewing all proposed transactions that involve potential conflicts of interest and proposing matters for consideration or action by management. The Board of Directors and management view this level of independent director involvement as adequate given the nature of the Company and its business. In particular, due to the limited size of the Company’s operations and headcount and the well-defined nature of its business and operating results, the Company has not required more formal and extensive interaction, and the Board of Directors has not considered it necessary to date.

With respect to the Board of Directors’ role in the risk oversight of the Company, the Board of Directors has set forth which transactions may require the prior approval of the Board of Directors (or an independent portion thereof) and which transactions may proceed with management authorization and without any such Board of Directors’ prior approval. In short all future transactions between us and our officers, Directors and affiliates must be approved, in advance, by our Independent Director. The Company has no policy with respect to hedging transactions.

Process for Identifying and Evaluating Candidates for Election to the Board

The Company’s Board of Directors has no separate nominating committee, however, management of the Company reviews the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommends to the full Board of Directors the persons to be nominated for election at each annual meeting of shareholders of the Company. In the case of incumbent Directors, the Board reviews such Directors’ overall service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the Director continues to meet the applicable independence standards. In the case of any new Director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Board determines whether the candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates would be interviewed by the management of the Company and, if appropriate, then by all members of the Board. The full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Shareholder Nominations of Director Candidates

Shareholders may nominate Director candidates for consideration by management of the Company by writing to Philip J. Myers and providing to Mr. Myers the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other Board memberships (if any); and such other information as reasonably available and sufficient to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.” The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Written notice must be given at least 120 days before the date of the next annual meeting of shareholders. If a shareholder nominee is eligible, and if the nomination is proper, management then will deliberate and make its recommendation to the Board of Directors. For the 2022 Annual Meeting of Shareholders, the Board of Directors did not receive any nominations for director candidates from eligible shareholders or groups of shareholders within the required timeline. Additionally, there were no changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s 2010 Annual Meeting of Shareholders.

Communications with the Board

Shareholders can communicate directly with the Board by writing to Mr. Philip J. Myers at the Company’s principal address, by calling Mr. Myers at (952) 945-9455 (x126) or via e-mail at phil@amerinvest.com. All communications will be reviewed by management and then forwarded to the appropriate Director or Directors or to the full Board, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in their ownership of common stock. Officers, Directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge during the year ended December 31, 2021, our Officers, Directors and greater than 10% shareholders complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

General

The Company’s and the Advisor’s activities are governed, in part, by the Company’s Bylaws and the Advisory Agreement. Both of these documents substantially comply with the NASAA REIT Guidelines, which include substantive limitations on, among other things, conflicts of interest and related party transactions. All future transactions between us and our officers, Directors and affiliates must be approved, in advance, by our independent Director.

Our Advisor

Subject to the supervision of the Board of Directors, our business is managed by Church Loan Advisors, Inc. (our “Advisor”), which provides investment advisory and administrative services. Church Loan Advisors, Inc. is a Minnesota corporation and has acted as our Advisor since our inception in 1994. Our Advisor provides lending and advisory services solely to us, and administers our business affairs and operations.

The following table sets forth the names and positions of the officers and Directors of the Advisor:

Name	Position
Philip J. Myers	President, Treasurer and Director
Scott J. Marquis	Vice President, Secretary

Our Advisory Agreement

We have entered into a contract with our Advisor (the “Advisory Agreement”) under which our Advisor furnishes advice and recommendations concerning our affairs, provides administrative services to us, and manages our day-to-day affairs. In performing its services under the Advisory Agreement, our Advisor may use facilities, personnel and support services of its affiliates. Expenses, such as legal and accounting fees, director fees, stock transfer agent and registrar and paying agent fees, are our direct expenses and are not provided for by our Advisor as part of its services.

The Advisory Agreement is renewable annually by us for one-year periods, subject to a determination, by a majority of our independent Directors, that our Advisor’s performance has been satisfactory and that the compensation paid by us to our Advisor has been reasonable. The Advisory Agreement was reviewed and renewed for a one-year period ending on January 25, 2023. We may terminate the Advisory Agreement without cause on 60 days’ written notice. Upon termination of the Advisory Agreement by either party, the Advisor may require us to change our name to a name that does not contain the word “American,” “America” or the name of the Advisor or any approximation or abbreviation thereof. However, we may continue to use the word “church” in our name. Our Directors must determine that any successor Advisor possesses sufficient qualifications to perform the Advisory function for us and justify the compensation provided for in its contract with us.

Pursuant to the Advisory Agreement, our Advisor is required to pay all of the expenses it incurs in providing services to us including, but not limited to, personnel expenses, rental and other office expenses of officers of the Advisor (except out-of-pocket expenses of such persons who are our Directors or Officers), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. We are required to pay all other expenses, including the costs and expenses of reporting to various governmental agencies and our shareholders and of conducting our operations as a mortgage lender, fees and expenses of appraisers, Directors, auditors, outside legal counsel and transfer agents, and costs directly relating to the closing of loan transactions.

In the event that our total operating expenses exceed in any calendar year the greater of (a) 2% of our average invested assets or (b) 25% of our net income (before interest expense), the Advisor is obligated to reimburse us, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by us exceed the limitation. Our independent Directors may, upon a finding of unusual and non–recurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year.

Our Bylaws provide that our independent Directors are to determine, at least annually, the reasonableness of the compensation which we pay to our Advisor. Factors to be considered in reviewing the advisory fees include the size of the fees of the Advisor in relation to the size and composition of our assets, our profitability, the rates charged by other advisors performing comparable services, the success of our Advisor in generating opportunities that meet our investment objectives, the amount of additional revenues realized by our Advisor for other services performed, the quality and extent of service and advice furnished by our Advisor, the quality of our investments in relation to investments generated by our Advisor for its own account, if any, and the performance of our investments.

Pursuant to the Advisory Agreement, we pay our Advisor an annual base management fee of 1.25% of average invested assets on the first $35 million of such assets, 1.00% on assets from $35 million to $50 million, and .75% on assets in excess of $50 million. For purposes of the Advisory Agreement, the Company’s Invested Assets means outstanding church loans and church bonds and does not include cash or equivalent temporary investments. As defined in the Advisory Agreement, we remit to the Advisor one-half of any origination fee collected from a borrower in connection with mortgage loans made or renewed by us. For the years ended December 31, 2021 and 2020, we paid our Advisor approximately $268,000 and $284,000, respectively.

American Investors Group, Inc.

In the course of our business, we have purchased church bonds being underwritten and sold by American Investors Group, Inc., an affiliate of our Advisor. Mr. Myers owns American Investors Group, Inc. and has been President, Treasurer and a director of this securities brokerage firm since 1996. American Investors Group, Inc. ceased business operations and voluntarily withdrew their registration with their regulators in September 2020. We no longer purchase bonds from American Investors Group Inc.

In September 2017, we filed a registration statement with the Securities and Exchange Commission to offer $10,000,000 worth of Series E secured investor certificates. The offering was declared effective by the SEC on November 6, 2017. The certificates were offered in multiples of $1,000 with interest rates ranging from 4.00% to 6.50%, subject to changing market rates, and maturities from 5 to 15 years. The certificates are collateralized by certain mortgage loans receivable and church bonds of approximately the same value. The offering expired on November 6, 2020 and we sold 3,738 Series E Secured Investor Certificates totaling $3,738,000.

Director Independence

The Company’s Board of Directors has determined that Michael G. Holmquist is “Independent,” as that term is defined in NASAA REIT Guidelines and in Rule 4200(a)(15) of the NASDAQ Marketplace Rules. There are no transactions with the Directors which were evaluated in connection with the Board’s determination of the independence or which have not already been disclosed elsewhere in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 9, 2022, the number of shares beneficially owned by each Director and by all executive officers as a group, and any beneficial owners of 5% or more of our outstanding stock, based on 1,677,798 shares of common stock outstanding at that date. Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the shares set forth opposite their respective names.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Philip J. Myers	83,687(2)	4.98%
Scott J. Marquis	1,300	0.08%
Michael H. Holmquist	319	0.02%
All Executive Officers and Directors as a Group (five individuals)	85,306	5.08%

(1)	The address for each of the officers and Directors is 10400 Yellow Circle Drive, Ste. 102, Minnetonka, Minnesota 55343.
(2)	This number includes 25,014 shares owned directly by Mr. Myers and 58,673 shares owned by Apostle Holdings Corp., an affiliate of our Advisor, which is 100% owned by Mr. Myers.

EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS

The Company pays no compensation to its officers and has no other employees. The Company has no equity compensation plans. Because no compensation or equity awards have been awarded to, earned by or paid to any executive officer of the Company, the Company has not included any tables or charts describing executive compensation. However, compensation paid to our Directors for the year ended December 31, 2020 is described below.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Michael G. Holmquist	$1,200	n/a	n/a	n/a	n/a	n/a	$1,200
Philip J. Myers	n/a	n/a	n/a	n/a	n/a	n/a	--

(1)	All Directors, except Philip J, Myers, are paid $500 per Board meeting attended ($400 for telephonic meetings), limited to $2,500 per year, and reimbursed for travel expenses incurred in connection with their duties as Directors; no reimbursements were paid in 2021.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Wipfli, LLP has served as the Company’s independent registered public accounting firm since June 30, 2019. During the Company’s years ended December 31, 2020 and 2019 there were:

(i)	no disagreements with Wipfli LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wipfli LLP, would have caused Wipfli LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and

(ii)	no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) of the U.S. Securities and Exchange Commission (the “SEC”).

The following table presents fees billed to the Company by the Company’s independent registered public accounting firm, for professional services rendered for the years ended December 31, 2021 and 2020.

	Years Ended December 31,
	2021	2020
Audit Fees (1)	$72,472	$70,855
Tax Fees (2)	3,329	5,000
All Other Fees & Out of Pocket Expenses (3)	—	8,661
Total	$75,801	$85,516
(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements. All 2021 audit fees were paid to Wipfli, LLP.
(2)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(3)	All Other Fees consist of fees for products and services other than the services reported above. The Company paid $5,590 in fees related our public offering of secured investor certificates for the year ended December 31, 2020.

Audit Committee Report

The Board has no separately-designated standing audit committee, and the entire Board performs the functions of an audit committee. In this capacity, the Board has reviewed and discussed the audited financial statements with management and has discussed with management and the Company’s external auditors, Wipfli, LLP (“Wipfli”), the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 and the Company’s internal control over financial reporting. We also discussed with Wipfli the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board. Wipfli provided to us the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Wipfli’s communications with the Board concerning independence, and we discussed Wipfli’s independence with them. In determining Wipfli’s independence, we considered whether their provision of non-audit services to the Company was compatible with maintaining independence. We received regular updates on Wipfli’s fees and the scope of audit and non-audit services they provided. All such services were provided consistent with applicable rules and our pre-approval policies and procedures.

Based on our discussions with management and our external auditors, our review of the representations of management, we recommended that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K.

Members of the Board:

Philip J. Myers

Michael G. Holmquist

The Audit Committee Report is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K.

SHAREHOLDER PROPOSALS FOR THE

2023 ANNUAL MEETING OF

SHAREHOLDERS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify us, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, so that such notice is received by our President by December 26, 2022. Any proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with our Bylaws, which require at least twenty (20) days’ written notice prior to the meeting stating with reasonable particularity the substance of the proposal.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

By Order of the Board of Directors,

/s/ Philip J. Myers

Philip J. Myers

President and Secretary

May 14, 2022

CORPORATE INFORMATION

EXECUTIVE OFFICERS AND DIRECTORS

Philip J. Myers, Chairman, President and Secretary

Scott J. Marquis, Chief Financial Officer and Treasurer

Michael G. Holmquist, Independent Director

OFFICERS OF OUR ADVISOR

Philip J. Myers, President, Secretary

and Director

Scott J. Marquis, Vice President, Treasurer

TRANSFER AGENT

Computershare Trust Company, N.A.

PO Box 43070

Providence, RI 02940-3070

800-962-4284

LEGAL COUNSEL

Winthrop & Weinstine, P.A.

Suite 3500

225 South Sixth Street,

Minneapolis, MN 55402

COMMON STOCK INFORMATION

Our common stock is not regularly traded on any established market, however, it was sporadically traded on the over-the-counter market pink sheets under the symbol “ACMC.PK” during 2021.

At May 14, 2022, we had 431 record holders of our common stock and an undetermined number of additional beneficial owners.

2022 ANNUAL MEETING & SHAREHOLDER CONTACT

Our Annual Meeting of Shareholders will be held at 10:00 a.m., local time, on June 28, 2022 at our offices.

Inquiries concerning ACMC or matters of shareholder interest may be directed to:

American Church Mortgage Company

10400 Yellow Circle Drive, Ste. 102

Minnetonka, Minnesota 55343

Attention: Scott J. Marquis

(952) 252-0909

AMERICAN CHURCH MORTGAGE COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to Be Held on June 28, 2022.

The proxy materials, including the proxy statement and the 2020 Annual Report are available at the “Investors Relations” tab on our website at: www.church-loans.net.

PROXY

The undersigned hereby appoints Philip J. Myers and Scott J. Marquis as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated hereon, all the shares of common stock of American Church Mortgage Company held of record by the undersigned on May 9, 2022, at the Annual Meeting of Shareholders to be held on June 28, 2022, or any adjournment thereof.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

1.	ELECTION OF DIRECTORS

01       Philip J. Myers

02       Michael G. Holmquist

[_]        VOTE FOR all nominees listed

[_] VOTE WITHHELD for all nominees (to withhold authority to vote for a nominee, write number(s) in the box provided)

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof, including a vote to adjourn or postpone the meeting.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

(CONTINUED FROM THE OTHER SIDE)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation or other entity, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Date: ________________, 2022

________________________________

SIGNATURE

_________________________________

TITLE (IF APPLICABLE)

________________________________

SIGNATURE (IF HELD JOINTLY)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.